UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 30, 2009
POLARIS INDUSTRIES INC.
(Exact name of Registrant as specified in its charter)

Minnesota	1-11411	41-1790959
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2100 Highway 55
Medina, Minnesota 55340
(Address of principal executive offices)
(Zip Code)
(763) 542-0500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     At the 2009 Annual Meeting of Shareholders of Polaris Industries Inc. (the “Company”) held on April 30, 2009, the Company’s shareholders, upon the recommendation of the Board of Directors, approved amendments to the Polaris Industries Inc. Deferred Compensation Plan for Directors (the “Deferred Compensation Plan”) to (i) increase the aggregate number of shares authorized for issuance under such plan by 50,000 shares to 250,000 shares and (ii) extend the term of such plan to May 31, 2020. A brief summary of the Deferred Compensation Plan is included as part of Proposal 2 of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 10, 2009 (the “2009 Proxy Statement”). The summary of the Deferred Compensation Plan in the 2009 Proxy Statement is qualified by and subject to the full text of the Deferred Compensation Plan, as amended and restated, which is attached hereto as Exhibit 10.1 and is incorporated herein by this reference.
     The Company’s shareholders, upon the recommendation of the Board of Directors, also approved an increase in the aggregate number of shares authorized for issuance under the Polaris Industries Inc. 2007 Omnibus Incentive Plan (the “Omnibus Plan”) by 1,000,000 shares to 2,750,000 shares. A brief summary of the Omnibus Plan is included as part of Proposal 3 of the 2009 Proxy Statement. The summary of the Omnibus Plan in the 2009 Proxy Statement is qualified by and subject to the full text of the Omnibus Plan, as amended and restated, which is attached hereto as Exhibit 10.2 and is incorporated herein by this reference.
     The Company’s shareholders, upon the recommendation of the Board of Directors, also reapproved the material performance terms for performance-based awards under the Polaris Industries Inc. Senior Executive Annual Incentive Compensation Plan (the “Senior Executive Plan”) and the Polaris Industries Inc. Long Term Incentive Plan (the “LTIP”) and approved the addition of return on invested capital as an additional business criteria used for performance-based awards under such plans. A brief summary of each of the Senior Executive Plan and the LTIP is included as part of Proposal 4 and Proposal 5, respectively, of the 2009 Proxy Statement. The summaries of the Senior Executive Plan and the LTIP in the 2009 Proxy Statement are qualified by and subject to the full text of such plans, as amended and restated, which are attached hereto as Exhibits 10.3 and 10.4, respectively, and are incorporated herein by this reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Polaris Industries Inc. Deferred Compensation Plan for Directors, as amended and restated.

10.2	Polaris Industries Inc. 2007 Omnibus Incentive Plan, as amended and restated.

10.3	Polaris Industries Inc. Senior Executive Annual Incentive Compensation Plan, as amended and restated.

10.4	Polaris Industries Inc. Long Term Incentive Plan, as amended and restated.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 12, 2009

POLARIS INDUSTRIES INC.
/s/ Michael W. Malone
Michael W. Malone
Vice President — Finance, Chief Financial Officer and Secretary of Polaris Industries Inc.

EXHIBITS

Exhibit No.	Description
10.1	Polaris Industries Inc. Deferred Compensation Plan for Directors, as amended and restated.

10.2	Polaris Industries Inc. 2007 Omnibus Incentive Plan, as amended and restated.

10.3	Polaris Industries Inc. Senior Executive Annual Incentive Compensation Plan, as amended and restated.

10.4	Polaris Industries Inc. Long Term Incentive Plan, as amended and restated.

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